Putnam
Minnesota
Tax Exempt
Income Fund

[GRAPHIC OMITTED:ARTWORK]

SEMIANNUAL REPORT
November 30, 1995


[LOGO: BOSTON * LONDON * TOKYO]


Fund highlights


*"One investor's worry is another's opportunity. That's the moral of the story of the municipal bond market now, where fears of a flat tax have made munis extremely attractive."
-- Fortune, September 1995
*"[T]he upheaval in the muni market has created some great deals for investors who know where to look."
     -- Money, November 1995

       CONTENTS
 5     Report from Putnam Management
 9     Fund performance summary
13     Portfolio holdings
17     Financial statements


[GRAPHIC OMITTED:photo of George Putnam]

(C) Karsh, Ottawa


From the Chairman



Dear Shareholder:

Tax-exempt bond investors will long remember 1995 as a year of highs and lows in the market. The year began as the bond market was coming off one of its worst periods in recent memory. Just as things began to look brighter for tax-exempt bonds, talk in Washington about tax reform sparked a wave of investor uncertainty.

By the time Putnam Minnesota Tax Exempt Income Fund entered its new fiscal year in June, investors had begun to regain their composure, realizing how remote enactment of any tax-reform legislation was likely to be during an election year. As the fund reached the fiscal year's midpoint on November 30, 1995, shareholders could look back on a period of impressive recovery.

Furthermore, because of the earlier interruption over tax-reform proposals, Fund Manager Howard Manning believes the rally will be sustained during the second half of fiscal 1996.

As we notified shareholders earlier, the roman numeral "II" will be omitted from the name of your fund. Since there is only one fund, the "II" designation is no longer necessary.

Respectfully yours,



/s/George Putnam
   -------------
George Putnam
Chairman of the Trustees
January 17, 1996


Report from the Fund Manager
Howard Manning

Although flat-tax concerns dampened investor enthusiasm for municipals since this past spring, prices of Minnesota bonds have been somewhat sheltered by an umbrella of firm demand. In addition to Minnesota investors seeking tax-exempt income, such nontraditional buyers as insurance companies have shown increased interest in the state's bonds. This heightened demand, combined with our successful securities selection, produced attractive performance for the six months ended November 30, 1995, as class A and class B shares returned 4.59% and 4.27%, respectively, both at net asset value.

*     STRONG RELATIVE PERFORMANCE: A MATTER OF PERSPECTIVE

After overcoming a brief stall in midsummer, the broad fixed-income market continued its impressive run throughout the six months ended November 30, 1995. Increased investor confidence in the Federal Reserve Board's ability to thwart inflation and effectively manage economic growth over the long term fueled the gains of most fixed-income investments. Indeed, the rally had gained such momentum by period's end that the current yield on the benchmark 30-year Treasury bond seems to be fast approaching the historically low level of 5.79% reached in October 1993.

On an absolute basis, municipal bonds participated in the rally's strength in a highly respectable fashion. However, their performance relative to taxable investments may appear somewhat lackluster. Because of investors' lingering concerns about the perceived effects of the flat-tax proposal introduced in April, which, in its purest form, would deprive municipal bonds of their beneficial tax treatment. These concerns prevented your fund's investments from attaining the full price appreciation potential presented by the favorable investment environment.

*     FOCUS ON BOND QUALITY, STRUCTURE

Throughout calendar 1995, the reduced quantity of new-issue municipals coupled with scant secondary market supply and continued strong demand has had a side effect: quality spreads among various bonds have contracted considerably. That is, there is little price difference between top- and lower-quality bonds in the current market. As a result, although we will still explore opportunities on the lower end of the quality spectrum when justified by our research, in most instances we find shareholders are not adequately compensated for assuming added credit risk. Our strategy, therefore, has been to maintain a portfolio of high-quality, price-sensitive bonds, reflecting an optimistic outlook for interest rates.

Credit quality alone, however, is not enough to assure attractive returns. When considering securities for purchase, we pay particular attention to the bond structure (coupon, maturity, call features) that we believe offers the greatest opportunity for price appreciation. We limit exposure to par bonds (bonds priced at or near face value) and concentrate our purchases on discount bonds with reasonable levels of call protection. Discount bonds tend to gain in price quickly as interest rates decline. Of course, they are also likely to decline in price rapidly as interest rates rise. Prices of par bonds, on the other hand, are inclined to rise less than prices of discounts as interest rates decline. Since we currently believe that rates are more likely to move downward than up, par bonds appear to be the less desirable investments at present.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY BREAKDOWN 11/30/95] showing:
A=8.87%
AA=20.97%
AAA=58.66%
BB and below=2.1%
BBB=5.40%
Baa=4.00%

*Based on net assets at 11/30/95. Based on Standard and Poor's and Moody's ratings terminology. Investment-grade securities are those rated BBB or above by Standard & Poor's or Baa or above by Moody's Investor Service, Inc. Holdings will vary over time.


Our adherence to these quality and structure guidelines proved fruitful as the market continued to climb over the second half of 1995. Bonds in the highest-quality, most price-sensitive categories enjoyed the highest total returns, as evidenced by the strongest performing position in your fund during the period -- a long-term AAA-insured zero coupon bond issued by Southern Minnesota Municipal Power Agency.

*     OPPORTUNITIES IN MINNESOTA BONDS

The industrial diversity and overall economic strength of the state of Minnesota provide an attractive backdrop for municipal investing. Although the state's conservative approach to fiscal management and desire to maintain moderate debt levels have generally resulted in a relatively low supply of new bond financings, we have had no trouble locating attractive situations for your fund. In fact, total new issuance in the state is actually up slightly for the first 10 months of calendar 1995.

Hospital bonds continue to dominate the fund's holdings, as health-care providers, particularly in the dynamic Minneapolis/St. Paul market, are among the largest issuers in the state. State and local general obligation and essential service revenue bonds are also strongly represented, as they often meet our stringent credit and structure criteria best. In addition to providing the fund with exposure to Minnesota's favorable tax base, ownership of local general obligations such as those issued by school districts across the state enhances the geographic diversification of the portfolio, a very important goal for your single-state fund. Essential service enterprises such as electric utilities and water and sewer projects tend to have fairly stable cash flows, even during periods of slower economic activity, making such bonds ideal investments for the present environment.

*     FUNDAMENTALS ARE SOUND, VALUATIONS APPEALING

As we enter the second half of fiscal 1996, we anticipate that conditions for investing in fixed-income securities will remain hospitable. Subsiding inflation, a benign interest rate environment, and decelerating economic growth seem likely to continue.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS*]
showing
Health care                    21.0%
Housing                        12.5%
Utilities                       9.3%
Forest products                 3.5%
Education                       2.5%

(bullet)   Based on net assets as of 11/30/95. Holdings will vary over time.


The debate over tax reform is probably the most critical factor that will influence tax-exempt bond performance over the next 12 months. While more instability cannot be ruled out, we believe investors have come to realize that a revision of the income tax code would not likely occur until after the 1996 presidential election, at which time it would most likely involve a simplification of the existing system rather than a major overhaul.

We are also cautiously optimistic because, when any time municipal bonds underperform relative to Treasuries, as they have during the semiannual period, we believe a buying opportunity exists. Most high-grade, long-term municipal bonds are providing 90% of the yield that Treasury bonds are offering, on a before-tax basis. After taxes are factored in, municipal bond yields surpass Treasury yields. While there can be no assurance, the failure of municipal bonds to participate in the 1995 rally to the same degree as their taxable counterparts leaves the potential for further price appreciation.


[GRAPHIC OMITTED: worm chart BOND YIELDS: MUNICIPALS VERSUS TREASURIES % of 30_year municipal bond yield to Treasury bond yield
SHOWING:

---Municipals
===Treasuries

Vertical bar
9%,8%,7%,6%,5%


The following plot points were used to generatre the worms of the chart as per the printed piece.

Date        Municipals    Treasuries
11/94         6.93%         8.00%
12/94         6.70          7.88
1/95          6.39          7.70
2/95          6.00          7.44
3/95          6.00          7.43
4/95          6.03          7.33
5/95          5.76          6.65
6/95          6.00          6.62
7/95          6.00          6.84
8/95          6.02          6.65
9/95          5.96          6.50
10/95         5.74          6.33
11/95         5.56          6.13

A solid black line identifies the Treasuries line.
A solid white line identifies the Municipals line.

Horizontal bar
11/94 12/94 1/95 2/95 3/95 4/95 5/95 6/95 7/95 8/95 9/95 10/95 11/95]


Government, on both the state and national levels, is addressing for the first time in history the issue of how to be more efficient. We believe that such attention to fiscal responsibility bodes well for the fundamental structure of the municipal market. Going forward, we will continue to carefully monitor market events as they unfold and position your fund to benefit from longer-term trends.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Chart compares the yield of an average 30-year general obligation municipal bond with the yield of an average 30-year Treasury bond during the 12 months ended 11/30/95. The table below the chart shows the municipal bond's yield relative to the yield of the Treasury bond. A buying opportunity is usually indicated with municipal bonds yield between 78% and 82% of Treasury bonds. Interest and principal payments of Treasury bonds are backed by the full faith and credit of the U.S. government, while those of municipal bonds have no such guarantee.
Source: Bloomberg.


Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income tax consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95
                        Class A           Class B           Class M
-----------------------------------------------------------------------
                      (10/23/89)*        (7/15/93)*        (4/3/95)*
                     NAV     POP        NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
6 months           4.59%    -0.42%     4.27%   -0.73%    4.41     1.02
-----------------------------------------------------------------------
1 year            18.02     12.38     17.23    12.23       --       --
-----------------------------------------------------------------------
5 years           44.99     38.16        --       --       --       --
Annual average     7.71      6.68        --       --       --       --
-----------------------------------------------------------------------
Life of class     56.10     48.75     11.39     8.42     7.42%     3.98%
Annual average     7.56      6.72      4.64     3.46       --       --
-----------------------------------------------------------------------
*Commencement of operations

COMPARATIVE RETURNS FOR PERIODS ENDED 11/30/95
                           Lehman Bros.
                          Municipal Bond          Consumer
                            Bond Index           Price Index
-----------------------------------------------------------------------
6 months                       5.18%                 0.92%
-----------------------------------------------------------------------
1 year                        18.90                  2.61
-----------------------------------------------------------------------
5 years                       51.82                 14.80
Annual average                 8.71                  2.80
-----------------------------------------------------------------------
Life of class A               66.37                 22.29
Annual average                 8.69                  3.35
-----------------------------------------------------------------------
Life of class B               15.66                 23.77
Annual average                 6.30                  3.40
-----------------------------------------------------------------------
Life of class M                8.66                  1.45
-----------------------------------------------------------------------
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes 5% maximum contingent deferred sales charge.

TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most recent calendar quarter)
                        Class A           Class B           Class M
                      (10/23/89)*        (7/15/93)*        (4/3/95)*
                    NAV       POP      NAV      CDSC      NAV     POP
-----------------------------------------------------------------------
1 year            16.18     10.61     15.42    10.42       --       --
-----------------------------------------------------------------------
5 years           46.21     39.31        --       --       --       --
Annual average     7.89      6.65        --       --       --       --
-----------------------------------------------------------------------
Life of class     57.68     50.25     12.48     9.49     8.49     5.02
Annual average     7.63      6.80      4.90     3.76       --       --
-----------------------------------------------------------------------
*Commencement of operations

PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/95
                           Class A           Class B           Class M
-----------------------------------------------------------------------
Distributions (number)           6                 6                 6
-----------------------------------------------------------------------
Income                    $.241564          $.213175          $.226288
-----------------------------------------------------------------------
Capital gains1
-----------------------------------------------------------------------
   Long-term                    --                --                --
   Short-term                   --                --                --
-----------------------------------------------------------------------
Total                     $.241564          $.213175          $.226288
-----------------------------------------------------------------------
Share value:                   NAV      POP      NAV      NAV      POP
-----------------------------------------------------------------------
5/31/95                      $8.95    $9.40    $8.92     8.95     9.25
-----------------------------------------------------------------------
11/30/95                      9.11     9.56     9.08     9.11     9.42
-----------------------------------------------------------------------
Current return
-----------------------------------------------------------------------
End of period
-----------------------------------------------------------------------
Current dividend rate2        4.96%    4.72%    4.31%    4.66%    4.50%
-----------------------------------------------------------------------
Taxable equivalent3           8.97%    8.54%    7.80%    8.43%    8.14%
-----------------------------------------------------------------------
Current 30-day SEC yield4     4.96     4.72     4.31     4.66     4.50
-----------------------------------------------------------------------
Taxable equivalent3           8.97     8.54     7.80     8.43     8.14
-----------------------------------------------------------------------
1 Capital gains are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum combined state and federal tax rates of 44.73%.
Results for investors subject to lower tax rates would not be as advantageous.

4 Based on investment income, calculated using SEC guidelines.

TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



PUTNAM GROWTH FUNDS
Asia Pacific Growth Fund
Capital Appreciation Fund
Diversified Equity Trust
Europe Growth Fund
Global Growth Fund
Health Sciences Trust
Investors Fund
Natural Resources Fund*
New Opportunities Fund
OTC Emerging Growth Fund
Overseas Growth Fund
Vista Fund
Voyager Fund

PUTNAM GROWTH
AND INCOME FUNDS
Convertible Income-Growth Trust
Dividend Growth Fund
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Managed Income Trust
Utilities Growth and Income Fund

PUTNAM INCOME FUNDS
Adjustable Rate U.S. Government Fund
American Government Income Fund
Balanced Government Fund
Corporate Asset Trust
Diversified Income Trust
Federal Income Trust
Global Governmental Income Trust
High Yield Advantage Fund
High Yield Trust
Income Fund
U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS
Intermediate Tax Exempt Fund
Municipal Income Fund
Tax Exempt Income Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund
State tax-free funds+
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGE(SM) FUNDS
Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money across a variety of stocks, bonds, and money market investments to help maximize your return and reduce your risk.
The three portfolios:
Putnam Asset Allocation: Balanced Portfolio
Putnam Asset Allocation: Conservative Portfolio
Putnam Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS++
Putnam money market funds:
Money Market Fund(section mark)
Tax Exempt Money Market Fund
California Tax Exempt Money Market Fund
New York Tax Exempt Money Market Fund
CDs and savings accounts**


(bullet)     Formerly Energy-Resources Trust.
+            Not available in all states.
++           Relative to above.
(section mark)            Formerly Putnam Daily Dividend Trust.
(bullet)(bullet)     Not offered by Putnam Investments. Certificates of
deposit offer a fixed rate of return and may be insured, up to certain limits, by federal/state agencies. Savings accounts may also be insured up to certain limits.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Read it carefully before you invest or send money.



Portfolio of investments owned
November 30, 1995 (Unaudited)

       Key to Abbreviation of Municipal Instruments
       IFB        -- Inverse Floating Bonds
       G.O. Bonds -- General Obligation Bonds
       VRDN       -- Variable Rate Demand Notes

       Key to Abbreviation of Insurers
       AMBAC      -- American Municipal Bond Assurance Corporation
       CGIC       -- Capital Guaranty Insurance Company
       FGIC       -- Federal Guaranty Insurance Corporation
       FSA        -- Financial Security Assurance
       FHA        -- Federal Housing Administration Insured
       GNMA Coll. -- Government National Mortgage Association Collateralized
       MBIA       -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (101.4%)*
PRINCIPAL AMOUNT                                             RATINGS**          VALUE
Minnesota (95.1%)
-------------------------------------------------------------------------------------
$2,350,000  Anoka-Hennepin Independent School Dist. Rev.
            Bonds (#11 Crossover), Ser. C, FGIC, 5s, 2/1/10       AAA      $2,285,375
 1,000,000  Bloomington, Independent School Dist. No. 271
            Rev. Bonds, 5 1/4s, 2/1/14                             AA         983,750
 1,250,000  Breckenridge Hlth. Fac. Rev. Bonds (Catholic Hlth.
            Corp.), MBIA, 5 1/4s, 11/15/13                        AAA       1,217,188
   700,000  Breckenridge, Hosp. Fac. Rev. Bonds (Fransiscan
            Sisters Hlth. Care), 9 3/8s, 9/1/17                   AAA         776,125
   500,000  Centennial Indpendent School Dist. No. 012 Rev.
            Bonds, Ser. A, FGIC, 7.15s, 2/1/12                    AAA         554,375
 3,055,000  Dover & Eyota Independent School Dist. (No. 533
            Crossover), AMBAC, 5 1/4s, 2/1/20                     AAA       2,970,988
 1,000,000  Duluth, Gross Rev. Bonds (Duluth Entertainment),
            7.6s, 12/1/11                                         Baa       1,132,500
   950,000  Duluth, Hosp. Rev. Bonds (St. Luke's Hosp. Project),
            9s, 5/1/18                                            AAA       1,073,500
   300,000  Duluth, Tax Increment Rev. Bonds (Lake Superior
            Paper), 4 3/4s, 9/1/10                              VMIG1         300,000
   500,000  Fergus Falls, Cmnty. Dev. Rev. Bonds (Lincoln -
            St. Andrews Assn. Project), 8 3/4s, 11/1/06         BBB/P         515,620
 1,700,000  Hutchinson Indl. Dev. Rev. VRDN (Hutchinson
            Technical Inc. Project), 2.4s, 6/1/04                  AA       1,700,000
 1,565,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade
            Corp. Project), 7.2s, 10/1/24                         Baa       1,729,325
 2,210,000  Jackson Cnty., Hsg. & Redev. Auth. Indl. Dev. Rev.
            Bonds (Chemical Equip. Project), 8 3/4s, 12/1/09    BBB/P       2,370,225
 5,325,000  Lakeville Independent School Dist. Rev. Bonds
            (No. 194 Crossover), Ser. C, MBIA, 5 1/8s, 12/1/09    AAA       5,211,840
            MN Agricultural & Econ. Dev. Board Rev. Bonds
            (Small Bus. Dev. Loan Program)
   575,000  Ser. E-Lot 1, 8 1/2s, 8/1/10                         BB/P         606,625
   400,000  Ser. A-Lot 2, 8.2s, 8/1/09                           BB/P         422,000
            MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
 1,500,000  Ser. A, 6.95s, 3/1/13                                 AAA       1,665,000
 3,000,000  Ser. A, 6 1/2s, 3/1/14                                AAA       3,277,500
 3,000,000  MN State Duluth Arpt. Tax Increment Rev. Bonds,
            Ser. A, 6 1/4s, 8/1/14                                 AA       3,165,000
 1,000,000  MN State Higher Ed. Fac. Auth. Mtge. Rev. Bonds
            (St. Thomas U.), Ser. 3-C, 7 1/8s, 9/1/14             AAA       1,130,000
 1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
            6.95s, 2/1/14                                           A       1,599,375
            MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
   190,000  Ser. C,  8 1/2s, 7/1/19                                AA         199,500
   350,000  Ser. A, FHA Insd., 7.45s, 7/1/22                       AA         376,688
 2,000,000  6.8s, 7/1/25                                           AA       2,150,000
 1,800,000  Ser. B-1, 6 3/4s, 1/1/26                               AA       1,890,000
 1,000,000  Ser. Q, 6.7s, 1/1/17                                   AA       1,066,250
 2,500,000  Ser. Q, 6s, 2/1/22                                    AAA       2,515,625
 1,500,000  Ser. B, 5.65s, 7/1/22                                  AA       1,426,875
            Mahtomedi Indpt. Sch. Dist. No. 832 Rev. Bonds,MBIA
 1,275,000  Ser. B, zero %, 2/1/17                                 AA         398,438
 1,575,000  Ser. B, zero %, 2/1/16                                AAA         519,750
            MN State Higher Edl. Facs Auth. Rev. Bonds
            (Macalester College)
 1,070,000  Ser. 4-C, 5 1/2s, 3/1/12                               AA       1,072,675
 1,000,000  Ser. 4-C, 5.2s, 3/1/08                                 AA       1,006,250
            Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth.
            Care Syst. Rev. Bonds
 2,000,000  (Hlth. One Obligated Group), Ser. A, MBIA,
            6 3/4s, 8/15/14                                       AAA       2,175,000
 4,350,000  (Healthspan), Ser. A, AMBAC, 5s, 11/15/13             AAA       4,045,500
 4,000,000  (Group Hlth. Plan Inc. Project), 6.9s, 12/1/22          A       4,340,000
 4,000,000  (Children's Hlth. Care), Ser. A, CGIC, 5 1/2s,
            8/15/25                                               AAA       3,995,000
 2,500,000  Minneapolis Special School Dist. #001 Rev. Bond,
            FGIC, 5 3/8s, 2/1/14                                  AAA       2,496,875
 1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
            Rev. Bonds (Grace-Lee Products Inc.), Ser. 91-3,
            8 1/4s, 12/1/11                                       BBB       1,229,313
 1,090,000  Minneapolis, Coml. Dev. Rev. Bonds (Mt. Sianai
            Hosp. Assn. Project), 9 1/2s, 11/1/06                 AAA       1,167,009
   710,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam.
            Mtge. Rev. Bond, (Phase VI), Ser. A, GNMA
            Coll., 8.3s, 8/1/21                                   AAA         740,175
   810,000  Minneapolis, Hosp. Rev. Bonds (Lifespan Inc.),
            Ser. B, 9 1/8s, 12/1/14                               AAA         905,175
            Morris, Hosp. Fac. Rev. Bonds (Stevens Comnty.
            Mem. Hosp.)
   500,000  Ser. A, 8 1/4s, 5/1/10                                AAA         581,875
   250,000  Ser. B, 8 1/4s, 5/1/10                                AAA         290,938
            North St. Paul Maplewood Independent School
            Dist. No. 622 Rev. Bonds, Ser. A, MBIA
 2,000,000  7.1s, 2/1/19                                          AAA       2,275,000
 3,000,000  6 7/8s, 2/1/15                                        AAA       3,375,000
            Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
 2,000,000  Ser. A, 7 1/4s, 1/1/16                                  A       2,162,500
 2,000,000  Ser. B, AMBAC, 5 1/2s, 1/1/1/8                        AAA       2,007,500
 1,000,000  Northfield, College Fac. Rev. Bonds (St. Olaf
            College Project), 6.4s, 10/1/21                         A       1,053,750
 2,500,000  Owatonna, Pub. Util. Comm. Pub. Util. Rev. Bonds,
            Ser. A, AMBAC, 5.45s, 1/1/16                          AAA       2,509,375
 1,000,000  Plymouth, Multi-Fam. Hsg. Dev. Rev. Bonds
            (Harbor Lane Apt. Project), 5.95s, 9/1/18              AA         998,750
            Rochester, Hlth. Care Fac. IFB
 3,300,000  (Mayo Foundation), Ser. H, 7.560s, 11/15/15            AA       3,502,125
 3,000,000  (Mayo Foundation), Ser. E, 7.724s, 11/15/12            AA       3,206,250
 3,000,000  (Olmsted Med. Group), 7 1/2s, 7/1/19                 BB/P       3,116,250
 2,500,000  SCA Multi-Fam. Mtg. Rev. Bonds
            (Burnsville), Ser. A-9, FSA, 7.1s, 1/1/30             AAA       2,746,875
            St. Cloud Hosp. Facs. Rev. Bonds, (St. Cloud Hosp.),
            Ser. C, AMBAC
 3,500,000  5 1/4s, 10/1/13                                       AAA       3,434,375
 2,400,000  6 3/4s, 7/1/11                                        AAA       2,658,000
 2,500,000  Sartell, Poll. Control Rev. Bonds (Champion Intl.
            Project), 6.95s, 10/1/12                              BBB       2,681,250
            Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds
   300,000  Ser. A, 8 1/8s, 1/1/18                                AAA         330,000
 2,000,000  Ser. B, 5 3/4s, 1/1/11                                AAA       2,167,500
11,500,000  Ser. A, MBIA, zero %, 1/1/21                          AAA       2,889,375
 1,000,000  St. Paul Port. Auth. G.O. Bonds, 5 1/8s, 3/1/24        AA         947,500
 2,000,000  St. Paul Hsg. & Redev. Auth. Sales Tax Rev. Bonds
            (Civic Ctr. Project), 5.45s, 11/1/13                    A       2,012,500
 2,350,000  St. Paul Independent School Dist. #625 Rev. Bonds,
            Ser. C, 5 1/4s, 2/1/15                                 AA       2,311,813
 2,000,000  St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
            (Healtheast Project), Ser. B, 9 3/4s, 11/1/17         Baa       2,167,500
 1,965,000  Spring Lake Park  G.O. Bond, 5.25s, 2/1/12            AAA       1,933,324
                                                                         ------------
                                                                          119,761,734
            Puerto Rico (6.3%)
-------------------------------------------------------------------------------------
5,000,000  PR Cmnwlth., Hwy. & Transn. Auth. Rev. Bonds,
            5 1/4s, 7/1/21                                        AAA       4,843,750
3,075,000   PR Cmnwlth. G.O Bonds, MBIA 5 3/8s, 7/1/22            AAA       3,071,156
                                                                         ------------
                                                                            7,914,906
                                                                         ------------
            Total Investments (cost $120,146,912) ***                    $127,676,640
-------------------------------------------------------------------------------------
NOTES
-------------------------------------------------------------------------------------
 * Percentages indicated are based on net assets of $125,880,481.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While that agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these at
November 30, 1995. Securities rated by Putnam are indicated by and are not publicly rated.

 *** The aggregate identified cost for Federal income tax purposes is $120,146,912, resulting in gross unrealized appreciation and depreciation of $7,727,289 and
$197,561 respectively, or net unrealized appreciation of $7,529,728.

The rates shown on VRDN and IFB, which are securities paying variable interest rates that vary inversely in the market interest rates, are the current interest rates at
November 30, 1995, which are subject to change based on the terms of the security.

The fund had the following industry group concentrations greater than 10% on November
30, 1995 (based on net assets):

   Hospitals/Health Care      21.0%
   Housing                    12.5

The fund had the following insurance group concentrations greater than 10% on November 30, 1995 (based on net assets):

   MBIA                       16.8%
   AMBAC                      14.0



Statement of assets and liabilities
November 30, 1995 (Unaudited)
Assets
---------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $120,146,192  (Note 1)                              $127,676,640
---------------------------------------------------------------------------------
Cash                                                                    1,884,034
---------------------------------------------------------------------------------
Interest receivable                                                     2,212,659
---------------------------------------------------------------------------------
Receivable for shares of the fund sold                                    230,424
---------------------------------------------------------------------------------
Total assets                                                          132,003,757

Liabilities
---------------------------------------------------------------------------------
Payable for securities purchased                                        5,514,957
---------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                 90,830
---------------------------------------------------------------------------------
Distributions payable to shareholders                                     259,977
---------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                              158,967
---------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                  99
---------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                1,354
---------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                     50,700
---------------------------------------------------------------------------------
Other accrued expenses                                                     46,392
---------------------------------------------------------------------------------
Total liabilities                                                       6,123,276
---------------------------------------------------------------------------------
Net assets                                                           $125,880,481

Represented by
---------------------------------------------------------------------------------
Paid-in-capital (Notes 1 and 4)                                      $121,469,040
---------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                 (21,755)
---------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)      (3,096,532)
---------------------------------------------------------------------------------
Net unrealized appreciation on investments                              7,529,728
---------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                           $125,880,481

Computation of net asset value and offering price
---------------------------------------------------------------------------------
Net asset value and redemption price of class A shares
($99,311,103 divided by 10,902,160 shares)                                  $9.11
---------------------------------------------------------------------------------
Offering price per Class A share (100/95.25 of $9.11)                       $9.56
---------------------------------------------------------------------------------
Net asset value and offering price of class B shares
($26,075,862 divided by 2,871,993 shares)                                   $9.08
---------------------------------------------------------------------------------
Net asset value and redemption price of class M shares
($493,516 divided by 54,171 shares)                                         $9.11
---------------------------------------------------------------------------------
Offering price per Class M share (100/96.75 of $9.11)                       $9.42
---------------------------------------------------------------------------------
*On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.
**On single retail sales of less than $50,000, On sales of $50,000 or more and on group sales the offering price is reduced.
+Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended November 30, 1995 (Unaudited)
Tax exempt interest income                                            $3,791,022

Expenses:
--------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                         359,896
--------------------------------------------------------------------------------
Investor Servicing and custodian fees (Note 2)                            89,196
--------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                          5,119
--------------------------------------------------------------------------------
Reports to shareholders                                                    7,536
--------------------------------------------------------------------------------
Auditing                                                                  15,447
--------------------------------------------------------------------------------
Legal                                                                     13,039
--------------------------------------------------------------------------------
Postage                                                                    8,896
--------------------------------------------------------------------------------
Registration Fees                                                          8,582
--------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                     97,315
--------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                     96,115
--------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                        461
--------------------------------------------------------------------------------
Administrative services (Note 2)                                           4,063
--------------------------------------------------------------------------------
Other expenses                                                             1,348
--------------------------------------------------------------------------------
Total expenses                                                           707,013
--------------------------------------------------------------------------------
Expense reduction (Note 2)                                               (93,998)
--------------------------------------------------------------------------------
Net expenses                                                             613,015
--------------------------------------------------------------------------------
Net investment income                                                  3,178,007
--------------------------------------------------------------------------------
Net realized gain on investments                                         153,966
--------------------------------------------------------------------------------
Net unrealized appreciation on investments during the period           2,099,163
--------------------------------------------------------------------------------
Net gain on investment transactions                                    2,253,129
--------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  $5,431,136
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets
                                                              Six months ended        Year ended
                                                                   November 30            May 31
                                                                         1995*              1995
------------------------------------------------------------------------------------------------
Increase in net assets
------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------
Net investment income                                               $3,178,007        $6,181,597
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                    153,966        (2,755,350)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                           2,099,163         4,773,882
------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                 5,431,136         8,200,129
------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------
From net investment income:
Class A                                                             (2,636,686)       (5,435,247)
------------------------------------------------------------------------------------------------
Class B                                                               (541,127)         (711,465)
------------------------------------------------------------------------------------------------
Class M                                                                 (4,502)
------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                    5,514,286        11,603,580
------------------------------------------------------------------------------------------------
Total increase in net assets                                         7,763,107        13,656,997
------------------------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------------------------
Beginning of period                                                118,117,374       104,460,377
------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $21,754
and $17,447, respectively)                                        $125,880,481      $118,117,374
------------------------------------------------------------------------------------------------
*(Unaudited)

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)
                                                              April 3, 1995
                                                              (commencement     Six months
                                          Six months ended    of operations)     to ended     Year ended
                                             November 30          May 31        November 30     May 31
                                         ---------------------------------------------------------------
                                               1995*               1995            1995*         1995
                                         ---------------------------------------------------------------
                                                                 Class M
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $8.95               $8.77           $8.92         $8.77
--------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------
Net investment income                           .21                 .08             .21           .45
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                  .18                 .17             .16           .15
--------------------------------------------------------------------------------------------------------
Total from investment operations                .39                 .25             .37           .60
--------------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------------
Net investments income (a)                     (.23)               (.07)           (.21)         (.45)
--------------------------------------------------------------------------------------------------------
Net realized gain on investments
--------------------------------------------------------------------------------------------------------
Total distributions                            (.23)               (.07)           (.21)         (.45)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period                $9.11               $8.95           $9.08         $8.92
--------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%) (b)                        4.41(c)             2.89(c)         4.27(c)       7.17
--------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $494                  $1         $26,076       $19,698
--------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (e)                      .79(c)              .21(c)          .86(c)       1.63
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                         2.32(c)              .93(c)         2.37(c)       5.15
--------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                        30.33(c)            58.18           30.33(c)      58.18
--------------------------------------------------------------------------------------------------------



                                              July 15,1993
                                              (commencement   Six months
                                              of operations)   to ended
                                                   May 31     November 30                Year ended May 31
                                              ---------------------------   ------------------------------------------------
                                                    1994         1995*      1995        1994      1993       1992      1991
                                              ---------------------------   ------------------------------------------------
                                                          Class B                                Class A
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $9.18        $8.95      $8.79       $9.06      $8.74     $8.56      $8.43
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                .39          .24        .51         .51        .55       .55(a)     .59(a)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investments                                      (.41)         .16        .15        (.27)       .33       .18        .13
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                    (.02)         .40        .66         .24        .88       .73        .72
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
Net investments income (a)                          (.39)        (.24)      (.50)       (.51)      (.56)     (.55)      (.59)
----------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (.39)        (.24)      (.50)       (.51)      (.56)     (.55)      (.59)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $8.77        $9.11      $8.95       $8.79      $9.06     $8.74      $8.56
----------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%) (b)                             (.32)(c)     4.59(c)   12.58        2.57      10.33      8.86       8.82
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $8,873      $99,311    $98,418     $95,587    $86,611   $59,914    $16,615
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (e)                          1.47(c)       .53(c)     .99        1.03       1.08       .91(a)     .66(a)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to
average net assets (%)                              4.23(c)      2.72(c)    5.85         5.6       6.12      6.34(a)    6.84(a)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             28.19        30.33(c)   58.18       28.19      37.69     38.79(d)   14.85
----------------------------------------------------------------------------------------------------------------------------

 *  Unaudited
(a) Reflects an expense limitation incurred by the fund. As result, net investment income of the fund for the years ended
    May 31, 1992 and 1991 reflect expense reductions of approximately $0.02 and $0.07, respectively.
(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(c) Not annualized.
(d) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Minnesota Tax Exempt Income Fund.
(e) The ratio of expenses to average net assets for the period ended November 30, 1995 included amounts paid through expense offset expense arrangements.  Prior period ratios exclude these amounts. (See Note 2.)


Notes to financial statements
November 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as the fund's manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc. believes is consistent with preservation of capital by investing primarily in a portfolio of Minnesota tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains.

At November 30, 1995, the fund had a capital loss carryover of approximately $1,102,000, which may be available to offset realized gains, if any, will expire on May 31, 2003.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

E) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero-coupon bonds and original issue, are accreted according to the effective yield method.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.6% of the first $500 million of average net assets, 0.5% of the next $500 million, 0.45% of the next $500 million and 0.4% of any amount over $1.5 billion, subject, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager of the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $690 and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the period ended November 30, 1995 the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the period ended November 30, 1995, fund expenses were reduced by $93,998 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares respectively.

For the period November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $12,288 and $71 from the sale of class A and class M shares, respectively and received $21,653 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the period ended November 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the period ended November 30, 1995, purchases and sales of investment securities other than short-term investments aggregated $42,261,134 and $35,239,566, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Class M shares became effective on April 13, 1995 and 115 shares were sold to Putnam Investments, Inc. for $1000. Transactions in capital shares were as follows:

                             Six months ended
                             November 30, 1995
Class A                    Shares         Amount
----------------------------------------------------
Shares sold                509,119     $4,531,277
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                  198,360      1,761,602
----------------------------------------------------
                           707,479      6,292,879

Shares
repurchased              (805,223)     (7,125,354)
----------------------------------------------------
Net decrease              (97,744)      $(832,475)
----------------------------------------------------

                           Year ended May 31, 1995
Class A                       Shares     Amount
----------------------------------------------------
Shares sold              1,196,795     $10,352,416
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                  424,124       3,662,044
----------------------------------------------------
                         1,620,919      14,014,460

Shares
repurchased            (1,492,954)     (12,756,180)
----------------------------------------------------
Net increase              127,965       $1,258,280
----------------------------------------------------

                             Six months ended
                             November 30, 1995
Class B                    Shares        Amount
----------------------------------------------------
Shares sold                753,581     $6,666,708
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                   38,677        342,555
----------------------------------------------------
                           792,258      7,009,263

Shares
repurchased               (128,683)    (1,140,648)
----------------------------------------------------
Net increase               663,575     $5,868,615
----------------------------------------------------

                          Year ended May 31, 1995
Class B                   Shares          Amount
----------------------------------------------------
Shares sold              1,302,085     $11,228,705
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                   51,457         442,963
----------------------------------------------------
                         1,353,542      11,671,668

Shares
repurchased               (156,444)     (1,327,368)
----------------------------------------------------
Net increase             1,197,098     $10,344,300
----------------------------------------------------

                              Six months ended
                              November 30, 1995
Class M                       Shares      Amount
----------------------------------------------------
Shares sold                   53,777     $475,636
----------------------------------------------------
Shares issued in
connection with
reinvestment of
dividends                       390         3,512
----------------------------------------------------
                             54,167       479,148

Shares
repurchased                    (111)       (1,000)
----------------------------------------------------
Net increase                 54,056      $478,148
----------------------------------------------------


Our commitment to quality service

*     CHOOSE AWARD-WINNING SERVICE.

Putnam Investor Services has won the DALBAR Quality Tested Service Seal for the past five years. In 1994, over 80,000 tests of 55 shareholder service components demonstrated that Putnam outperformed the industry standard in every category.

*     HELP YOUR INVESTMENT GROW.

Set up a systematic program for investing with as little as $25 a month from a Putnam money market fund or from your checking or savings account.*

*     SWITCH FUNDS EASILY.

You can move money from one account to another with the same class of shares without a service charge. (This privilege is subject to change or termination.)

*     ACCESS YOUR MONEY QUICKLY.

You can get checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares.

For details about any of these or other services, contact your financial advisor or call the toll-free number shown below and speak with a helpful Putnam representative.

* To make an additional investment in this or any other Putnam fund, contact your financial advisor or call our toll-free number: 1-800-225-1581.

*Regular investing of course, does not guarantee a profit or protect against a loss in a declining market.


Fund information


INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Gary N. Coburn
Vice President
James E. Erickson
Vice President
Howard Manning
Vice President and Fund Manager
William N. Shiebler
Vice President
John R. Verani
Vice President
Paul M. O'Neil
Vice President
John D. Hughes
Senior Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO: PUTNAM INVESTMENTS]

     The Putnam Funds
     One Post Office Square
     Boston Massachusetts, 02109


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